EXHIBIT 99.1


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002



Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 14th day of May, 2003.


 /s/ Joseph W. Evans
--------------------
Chief Executive Officer
(Principal Executive Officer)


  /s/  J. Daniel Speight
------------------------
Chief Financial Officer
(Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to Flag Financial Corporation and will be retained by Flag Financial Corporation.